Exhibit 99.77C


ITEM 77C. MATTERS SUBMITTED TO A VOTE OF SECURITY HOLDERS.

Special meetings of the funds' shareholders were held on January 17, 2007 and February 14, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one share held on the record date for the meeting.

PROPOSAL 1 - TO ELECT SIX TRUSTEES OF THE FUND.

HILARY M. ALGER                             # OF VOTES                % OF VOTES
--------------------------------------------------------------------------------
  For                                        3,528,966                    99.1%
--------------------------------------------------------------------------------
  Withheld                                      33,042                      .9%
--------------------------------------------------------------------------------
  Total                                      3,562,008                   100.0%
================================================================================

CHARLES F. BAIRD, JR.                       # OF VOTES                % OF VOTES
================================================================================
  For                                        3,529,114                    99.1%
--------------------------------------------------------------------------------
  Withheld                                      32,894                      .9%
--------------------------------------------------------------------------------
  Total                                      3,562,008                   100.0%
================================================================================

ROGER P. CHEEVER                            # OF VOTES                % OF VOTES
================================================================================
  For                                        3,529,114                    99.1%
--------------------------------------------------------------------------------
  Withheld                                      32,894                      .9%
--------------------------------------------------------------------------------
  Total                                      3,562,008                   100.0%
================================================================================

LESTER L. COLBERT, JR.                      # OF VOTES                % OF VOTES
================================================================================
  For                                        3,529,114                    99.1%
--------------------------------------------------------------------------------
  Withheld                                      32,894                      .9%
--------------------------------------------------------------------------------
  Total                                      3,562,008                   100.0%
================================================================================

STEPHEN E. O'NEIL                           # OF VOTES                % OF VOTES
================================================================================
  For                                        3,528,966                    99.1%
--------------------------------------------------------------------------------
  Withheld                                      33,042                      .9%
--------------------------------------------------------------------------------
  Total                                      3,562,008                   100.0%
================================================================================

NATHAN E. SAINT-AMAND                       # OF VOTES                % OF VOTES
================================================================================
  For                                        3,528,433                    99.1%
--------------------------------------------------------------------------------
  Withheld                                      33,575                      .9%
--------------------------------------------------------------------------------
  Total                                      3,562,008                   100.0%
================================================================================

PROPOSAL 2 - TO APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH FRED ALGER MANAGEMENT, INC.
                                               # OF VOTES             % OF VOTES
================================================================================
  For                                           2,436,378                 68.4%
--------------------------------------------------------------------------------
  Against                                          35,905                  1.0%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,089,726                 30.6%
--------------------------------------------------------------------------------
  Total                                         3,562,009                100.0%
================================================================================

PROPOSAL 3 - TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH MARTIN CURRIE INC.

                                               # OF VOTES             % OF VOTES
================================================================================
  For                                           2,422,717                 68.0%
--------------------------------------------------------------------------------
  Against                                          46,024                  1.3%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,093,268                 30.7%
--------------------------------------------------------------------------------
  Total                                         3,562,009                100.0%
================================================================================

PROPOSAL 4 - TO APPROVE REVISIONS TO THE FUNDAMENTAL INVESTMENT POLICIES OF THE FUND.

CONVERT THE FUND'S INVESTMENT OBJECTIVE
FROM FUNDAMENTAL TO NON-FUNDAMENTAL            # OF VOTES             % OF VOTES
================================================================================
  For                                           2,380,234                  66.8%
--------------------------------------------------------------------------------
  Against                                          85,430                   2.4%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,096,345                  30.8%
--------------------------------------------------------------------------------
  Total                                         3,562,009                 100.0%
================================================================================

REVISE THE FUNDAMENTAL POLICY RELATING
TO BORROWING MONEY                             # OF VOTES             % OF VOTES
================================================================================
  For                                           2,379,998                 66.8%
--------------------------------------------------------------------------------
  Against                                          84,013                  2.4%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,097,998                 30.8%
--------------------------------------------------------------------------------
  Total                                         3,562,009                100.0%
================================================================================

REVISE THE FUNDAMENTAL POLICY RELATING
TO UNDERWRITING                                # OF VOTES           % OF VOTES
================================================================================
  For                                           2,394,907                 67.2%
--------------------------------------------------------------------------------
  Against                                          62,760                  1.8%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,104,342                 31.0%
--------------------------------------------------------------------------------
  Total                                         3,562,009                100.0%
================================================================================

REVISE THE FUNDAMENTAL POLICY RELATING
TO LENDING                                     # OF VOTES             % OF VOTES
================================================================================
  For                                           2,378,359                 66.8%
--------------------------------------------------------------------------------
  Against                                          81,410                  2.3%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,102,240                 30.9%
--------------------------------------------------------------------------------
  Total                                         3,562,009                100.0%
================================================================================

REVISE THE FUNDAMENTAL POLICY RELATING
TO ISSUING SENIOR SECURITIES                   # OF VOTES             % OF VOTES
================================================================================
  For                                           2,374,434                 66.7%
--------------------------------------------------------------------------------
  Against                                          82,815                  2.3%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,104,760                 31.0%
--------------------------------------------------------------------------------
  Total                                         3,562,009                100.0%
================================================================================

REVISE THE FUNDAMENTAL POLICY RELATING
TO REAL ESTATE                                 # OF VOTES             % OF VOTES
================================================================================
  For                                           2,389,762                 67.1%
--------------------------------------------------------------------------------
  Against                                          75,442                  2.1%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,096,805                 30.8%
--------------------------------------------------------------------------------
  Total                                         3,562,009                100.0%
================================================================================

REVISE THE FUNDAMENTAL POLICY RELATING
TO COMMODITIES                                 # OF VOTES             % OF VOTES
================================================================================
  For                                           2,397,774                 67.3%
--------------------------------------------------------------------------------
  Against                                          70,158                  2.0%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,094,077                 30.7%
--------------------------------------------------------------------------------
  Total                                         3,562,009                100.0%
================================================================================

REVISE THE FUNDAMENTAL POLICY RELATING
TO CONCENTRATION                               # OF VOTES             % OF VOTES
================================================================================
  For                                           2,398,955                 67.4%
--------------------------------------------------------------------------------
  Against                                          68,951                  1.9%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,094,103                 30.7%
--------------------------------------------------------------------------------
  Total                                         3,562,009                100.0%
================================================================================

REMOVE THE FUNDAMENTAL POLICY RELATING
TO BOTH PURCHASING SECURITIES ON MARGIN
AND ENGAGING IN SHORT SALES                    # OF VOTES             % OF VOTES
================================================================================
  For                                           2,374,884                 66.7%
--------------------------------------------------------------------------------
  Against                                          87,037                  2.4%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,100,088                 30.9%
--------------------------------------------------------------------------------
  Total                                         3,562,009                100.0%
================================================================================

REMOVE THE FUNDAMENTAL POLICY RELATING
TO PLEDGING ASSETS                             # OF VOTES             % OF VOTES
================================================================================
  For                                           2,383,969                 67.0%
--------------------------------------------------------------------------------
  Against                                          82,285                  2.3%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,095,755                 30.7%
--------------------------------------------------------------------------------
  Total                                         3,562,009                100.0%
================================================================================

REMOVE THE FUNDAMENTAL POLICY RELATING
TO INVESTMENTS IN OIL, GAS OR OTHER MINERAL
EXPLORATION OR DEVELOPMENT PROGRAMS            # OF VOTES             % OF VOTES
================================================================================
  For                                           2,395,899                 67.3%
--------------------------------------------------------------------------------
  Against                                          70,237                  2.0%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,095,873                 30.7%
--------------------------------------------------------------------------------
  Total                                         3,562,009                100.0%
================================================================================

REMOVE THE FUNDAMENTAL POLICY RELATING
TO RELATED TO WRITING OR SELLING STRADDLES
OR SPREADS                                     # OF VOTES             % OF VOTES
================================================================================
  For                                           2,378,935                 66.8%
--------------------------------------------------------------------------------
  Against                                          86,040                  2.4%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,097,034                 30.8%
--------------------------------------------------------------------------------
  Total                                         3,562,009                100.0%
================================================================================

PROPOSAL 5 - TO APPROVE A NEW DISTRIBUTION PLAN UNDER RULE 12B-1.

                                               # OF VOTES             % OF VOTES
================================================================================
  For                                           2,385,671                 67.8%
--------------------------------------------------------------------------------
  Against                                          69,466                  1.2%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,106,872                 31.0%
--------------------------------------------------------------------------------
  Total                                         3,562,009                100.0%
================================================================================

PROPOSAL 6 - TO APPROVE AMENDMENTS TO THE FUND'S AGREEMENT AND DECLARATION OF TRUST.

ELIMINATE THE REQUIREMENT THAT
SHAREHOLDERS APPROVE THE
TERMINATION OF THE FUND                        # OF VOTES             % OF VOTES
================================================================================
  For                                           2,361,527                 66.3%
--------------------------------------------------------------------------------
  Against                                         109,997                  3.1%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,090,485                 30.6%
--------------------------------------------------------------------------------
  Total                                         3,562,009                100.0%
================================================================================

ELIMINATE THE REQUIREMENT THAT SHAREHOLDERS
APPROVE THE LIQUIDATION OF A SERIES OF THE FUND
OR A CLASS OF SHARES OF A SERIES OF THE FUND   # OF VOTES             % OF VOTES
================================================================================
  For                                           2,369,522                 66.5%
--------------------------------------------------------------------------------
  Against                                         100,745                  2.8%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,091,742                 30.7%
--------------------------------------------------------------------------------
  Total                                         3,562,009                100.0%
================================================================================

ELIMINATE (SUBJECT TO QUALIFICATION) THE
REQUIREMENT THAT SHAREHOLDERS APPROVE
THE REORGANIZATION OF THE FUND OR A SERIES
OF THE FUND                                    # OF VOTES             % OF VOTES
================================================================================
  For                                           2,359,283                 66.2%
--------------------------------------------------------------------------------
  Against                                         104,215                  2.9%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,098,511                 30.9%
--------------------------------------------------------------------------------
  Total                                         3,562,009                100.0%
================================================================================

ADD A DEMAND REQUIREMENT FOR SHAREHOLDER
DERIVATIVE SUITS                               # OF VOTES             % OF VOTES
================================================================================
  For                                           2,375,035                 66.7%
--------------------------------------------------------------------------------
  Against                                          82,660                  2.3%
--------------------------------------------------------------------------------
  Abstain/Broker No Votes                       1,104,314                 31.0%
--------------------------------------------------------------------------------
  Total                                         3,562,009                100.0%
================================================================================